Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-G

KEY PERFORMANCE FACTORS
August 31, 2000



Expected B Maturity 07/15/2004


Blended Coupon 6.4489%


Excess Protection Level
3 Month Average   5.49%
August, 2000   5.55%
July, 2000   6.02%
June, 2000   4.90%


Cash Yield19.12%


Investor Charge Offs 4.51%


Base Rate 9.05%


Over 30 Day Delinquency 4.84%


Seller's Interest10.94%


Total Payment Rate14.32%


Total Principal Balance$55,220,806,818.68


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,039,606,300.19